                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 1999-A
                          CERTIFICATEHOLDERS' STATEMENT
                     pursuant to Section 5.07(b) of Sale and
             Servicing Agreement (capitalized terms used herein are
                         defined in Appendix A thereto)

-------------------------------------------------------------------------------

Distribution Date:  March 27, 2003

(i)    Amount of principal being paid or distributed:

       (a)  Certificates          (1)   $      0.00
                                       --------------
                                  (2) ( $         -  , per-$1,000 original principal amount of the Certificates)
                                       -- -----------

(ii)   Amount of interest being paid or distributed on:

       (a)  Certificates          (1)  $ 185,975.00              2.1500000%     (Based on 3-Month LIBOR)
                                       --------------           ------------
                                  (2) ( $ 0.0000054   , per $1,000 original principal amount of the Certificates)
                                       --------------

       (b)  (1)  3 Mo. Libor for the reporting period from the previous Distribution Date was:     1.7906300%
                                                                                                  ------------
            (2)  The Student Loan Rate was:             Not Applicable
                                                       ----------------


(iii) Amount of Certificateholders' Interest Index Carryover being paid or distributed (if any) and amount remaining (if any):

       (a)  Distributed:     (1)   $      0.00
                                  -------------
                             (2) ( $         -  , per $1,000 original principal amount of the Certificates)
                                  -------------
       (b)  Balance:         (1)   $         -
                                  -------------
                             (2) ( $         -  , per $1,000 original principal amount of the Certificates)
                                  -------------

(iv)   Pool Balance at end of related Collection Period:             $416,635,098.74
                                                                     ---------------

(v)    After giving effect to distributions on this Distribution Date:

       (a)  (1)  Certificate Balance:               $34,600,000.00
                                                 --------------------
            (2)  Certificate Pool Factor:               1.00000000
                                                 --------------------


(vi)   (a)  (1)  Amount of Servicing Fee for  related Collection Period:            $451,711.19
                                                                                    --------------------
            (2)   $ 13.0552367 , per $1,000 original principal amount of the Notes.
                 -------------
       (b)  Amount of Excess Servicing Fee being distributed and remaining balance (if any):
            (1)  Distributed:      $      0.00
                                  -------------
                                   $         -   , per $1,000 original principal amount of the Certificates)
                                  -------------
            (2)  Balance:          $      0.00
                                  -------------
                                   $         -   , per $1,000 original principal amount of the Certificates)
                                  -------------
       (c)  Amount of Administration Fee for related Collection Period:             $3,000.00
                                                                                    ---------
                         $ 0.0867052  , per $1,000 original principal amount of the Certificates)
                        -------------





                                   Page 5 of 8
                                       ---  ---



(vii)  (a)  Aggregate amount of Realized Losses (if any) for the related Collection Period:        $1,248.00
                                                                                                   ---------
       (b)  Delinquent Contracts                        # Disb.       %                $ Amount           %
                                                        -------       -                --------           -
            30-60 Days Delinquent                        1,042       3.02%           $12,587,340       3.50%
            61-90 Days Delinquent                          477       1.38%           $ 6,263,885        1.74%
            91-120 Days Delinquent                         276       0.80%           $ 3,439,970        0.96%
            More than 120 Days Delinquent                  530       1.54%           $ 7,574,765        2.10%
            Claims Filed Awaiting Payment                  201       0.58%           $ 1,543,973        0.43%
                                                        -------     -------         -------------     --------
               TOTAL                                    2,526        7.33%           $ 31,409,933       8.73%

(viii) Amount in the Reserve Account:            $1,333,474.91
                                                 -------------

(ix)   Amount in the Prefunding Account:             $0.00
                                                 -------------

(x)    Amount in the Subsequent Pre-Funding Subaccount at the end of the Subsequent Funding Period to
       be distributed as a payment of principal in respect of Notes:        $0.00
                                                                          ---------

(xi)   Amount in the Other Additional Prefunding Account at the end of the Subsequent Funding Period
       to be distributed as a payment of principal in respect of Notes:     $0.00
                                                                          ----------

(xii)  (a)  Cumulative TERI Claims Ration as of Distribution Date            8.10%
                                                                          ----------
       (b)  TERI Trigger Event has not occured.















                                   Page 6 of 8
                                       ---  ---